AXA Equitable Life Insurance Company

Variable Life Insurance Policies

IL Protector

Incentive Life® Plus

Incentive Life® ‘99

Incentive Life® 2000

Champion 2000

Incentive Life®

Incentive Life® ‘02

Incentive Life® ‘06

Incentive Life Legacy®

Incentive Life Legacy® II

Survivorship Incentive Life LegacySM

Incentive Life Optimizer®

Incentive Life Optimizer® II

PROSPECTUS SUPPLEMENT DATED FEBRUARY 15, 2013

This supplement updates certain information in the most recent Prospectus that you received for your AXA Equitable variable life insurance policy listed above, and in any supplements to that Prospectus. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectus.

LIMITED OPPORTUNITY FOR UNRESTRICTED TRANSFER FROM THE GUARANTEED INTEREST OPTION

As described in your Prospectus, your policy permits you to transfer a limited amount of your policy’s account value out of the guaranteed interest option (“GIO”) during certain time periods (the “GIO Transfer Period”). See “Transferring your money among our investment options — Transfers you can make” (or other applicable sections regarding transfers) in your Prospectus. Through September 30, 2013, we are relaxing our policy rules so that, beginning on the business day after the Allocation Date and thereafter (through September 30, 2013), you may transfer any amount of unloaned policy account value out of the guaranteed interest option to any other investment option whether or not you are within the GIO Transfer Period.

You can request a transfer via the Internet by visiting our axa-equitable.com website and registering for online account access. If you need assistance, please contact a customer service representative by calling 1-800-777-6510. You can also write to us at our Administrative Office. In general, transfers take effect on the date the request is received. However, any written, telephone, Internet or facsimile transaction requests received after 4:00 p.m. (Eastern Time) take effect the next business day. Your transfer request must be received by 4:00 p.m. (Eastern Time) on September 30, 2013, in order to take advantage of this unrestricted transfer opportunity.

Please note that this offer does not apply to any amounts that we are holding as collateral for a policy loan or as “restricted” amounts as a result of your election to receive a living benefit or the Charge Reserve Amount for any MSO Segments, if available under your policy. Additionally, depending on your policy, there may be a charge for making this transfer. Your Prospectus will specify if your policy imposes a charge for this transfer.

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

Copyright 2013 AXA Equitable Life Insurance Company. All rights reserved.

Incentive Life®, Incentive Life Legacy® and Incentive Life Optimizer® are issued by and are registered service marks of AXA Equitable Life Insurance Company.

Survivorship Incentive Life LegacySM is a service mark of AXA Equitable Life Insurance Company.

EVM (2/13)	Catalog No. 132054 (2/13)
IF/NB (AR)	#478883